                                                                  EXHIBIT 10.100

================================================================================



                      FOURTH SUPPLEMENTAL TRUST INDENTURE


                         Dated as of September 15, 1995


                                    Between

                           RAMSAY HEALTH CARE, INC.,
                     BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.,
                        CUMBERLAND MENTAL HEALTH, INC.,
                EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION,
                            HAVENWYCK HOSPITAL, INC.
                        MESA PSYCHIATRIC HOSPITAL, INC.

                                      and

                  PSYCHIATRIC INSTITUTE OF WEST VIRGINIA, INC.

                                      and

                  NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION

                                      and

                                ELIZABETH TALLEY


                                                                     As Trustees


================================================================================

                               Table of Contents
                               -----------------


Section 1.  Definitions...................................................

     Section 1.1.   Definitions Contained in the Original Indenture.......

     Section 1.2.   Amendment of Certain Definitions Contained in
                    the Original Indenture................................

     Section 1.3    New Definitions.......................................

Section 2.  Amendments....................................................

     Section 2.1.   Amendment of (S) 3.17 of the Original Indenture.......

     Section 2.2    Amendment of (S) 3.18 of the Original Indenture.......

Section 3.  Miscellaneous.................................................

     Section 3.1.   Applicability of the Original Indenture...............

     Section 3.2.   Counterparts..........................................

     Section 3.3.   No Legend Required....................................

     Section 3.4.   No Responsibility of Trustees for Recitals............

     Section 3.5.   Consent of Lenders to Supplement......................

     Section 3.6.   Furnishing of Documents...............................

     Section 3.7.   Payment of Special Counsel Fees.......................

     Section 3.8.   Payment of Administrative Fee.........................

                      FOURTH SUPPLEMENTAL TRUST INDENTURE
                      -----------------------------------



          FOURTH SUPPLEMENTAL TRUST INDENTURE dated as of September 15, 1995 (herein called the "Supplement") between RAMSAY HEALTH CARE, INC., a Delaware corporation (the "Company"), BOUNTIFUL PSYCHIATRIC HOSPITAL, INC., a Utah corporation ("Bountiful Psychiatric"), CUMBERLAND MENTAL HEALTH, INC., a North Carolina corporation ("Cumberland"), EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION, a North Carolina corporation ("East Carolina Psychiatric"), HAVENWYCK HOSPITAL, INC., a Michigan corporation ("Havenwyck"), MESA PSYCHIATRIC HOSPITAL, INC., an Arizona corporation ("Mesa Psychiatric"), and PSYCHIATRIC INSTITUTE OF WEST VIRGINIA, INC., a Virginia corporation ("Psychiatric Institute; together with the Company, Bountiful Psychiatric, Cumberland, East Carolina Psychiatric, Havenwyck and Mesa Psychiatric collectively being hereinafter referred to as the "Obligors"), whose post office addresses are One Poydras Plaza, 639 Loyola Avenue, Suite 1700, New Orleans, Louisiana 70113, and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION (formerly The Citizens and Southern National Bank), a national banking association (the "Trustee"), whose post office address is 600 Peachtree Street, Suite 900, Atlanta Georgia 30308,
Attention: Corporate Trust Department and ELIZABETH TALLEY (the "Individual Trustee"), whose post office address is 600 Peachtree Street, Suite 900, Atlanta, Georgia 30308, as Trustees (the Trustee and the Individual Trustee hereinafter collectively referred to as the "Trustees").

          WHEREAS, the Obligors on April 30, 1990 issued their 11.6% Senior Secured Notes due March 31, 2000 in the aggregate principal amount of $56,500,000 (the "Senior Notes") and their 15.6% Subordinated Secured Notes due March 31, 2000 in the aggregate principal amount of $3,000,000 (the "Subordinated Notes"; and the Senior Notes and Subordinated Notes collectively, the "Notes") under and secured by the Trust Indenture dated as of March 31, 1990 from the Obligors to the Trustees (the "First Indenture"); and

          WHEREAS, the Obligors and the Trustees entered into a First Supplemental Trust Indenture dated as of June 15, 1991 (the "First Supplemental Indenture"), entered into a Second Supplemental Trust Indenture dated as of May 15, 1993 (the "Second Supplemental Indenture") and entered into a Third Supplemental Trust Indenture dated as of April 12, 1995 (the "Third Supplemental Indenture"; and the
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                                                                             2

First Indenture as amended by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture (the "Original Indenture"), and as hereby amended and as the same may be further amended and supplemented from time to time being referred to as the "Indenture"); and

          WHEREAS, the Obligors have requested the holders of the Senior Notes and the Subordinated Notes to consent to certain amendments to the Indenture and the holders of all of the Notes outstanding have consented in writing to such changes and all other matters set forth in or effectuated by this Supplement; and

          WHEREAS, all things necessary to make this Supplement the valid obligation of the Obligors according to its tenor and effect have been done or authorized;

          NOW, THEREFORE, in consideration of the premises and of the sum of Ten Dollars and of other good and valuable consideration, receipt whereof upon the delivery of this Supplement the Obligors hereby acknowledge, and in order to strengthen the financial and operating condition of each and every Obligor, directly or indirectly, as a result of the enhanced ability of the Company to provide financial, accounting, consulting and administrative assistance and services to each other Obligor, and in order to secure the payment, subject to
(S) 10 of the Indenture, of both the principal of and interest and premium, if any, on the Notes at any time outstanding thereunder according to their tenor and the provisions thereof, and, further subject to (S) 10 of the Indenture, to secure the faithful performance and observance of all the covenants and provisions in the Notes, the Note Agreements, the Pledge Agreements, the Mortgages and in the Indenture contained, the Obligors hereby covenant and agree with the Trustees for the equal and pro rata benefit of all present and future holders of all Notes issued under the Indenture, subject to (S) 10 of the Indenture, without any preference, priority or distinction as follows:

     Section 1.  Definitions.

          Section 1.1. Definitions Contained in the Original Indenture. Except as otherwise provided in Section 1.2 of this Supplement, words and phrases defined in the Original Indenture shall have the same meanings ascribed to them therein when used herein, unless the context or use indicates a different meaning or intent.
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                                                                               3

          Section 1.2. Amendment of Certain Definitions Contained in the Original Indenture. Unless the context otherwise requires, the following definitions contained in Section (S) 1.1 of the Original Indenture are hereby amended in their entirely as follows:

          "'Bank Debt' shall mean (i) indebtedness for borrowed money outstanding under the working capital facility provided under the Credit Agreement and referred to therein as the 'Revolving Credit Loans' in an aggregate principal amount not to exceed $2,000,000, (ii) indebtedness outstanding under the letter of credit facility provided under the Credit Agreement in an aggregate amount not to exceed $21,041,109.29 and referred to therein as the 'Letters of Credit' and (iii) indebtedness outstanding under the term loan facility provided under the Credit Agreement upon termination of the Letters of Credit referred to in (ii) above in an aggregate principal amount not to exceed $20,100,000 and referred to therein as the 'Term Loans'".

          "'Credit Agreement' shall mean the Credit Agreement dated as of May 15, 1993, as amended as of April 12, 1995 and as of September 15, 1995, among the Company and certain Subsidiaries, as the Borrowers, Great Plains Hospital, Inc., and The Haven Hospital, Inc., as the Guarantors, Societe Generale, New York Branch, First Union National Bank of North Carolina and Hibernia National Bank, as lenders, and Societe Generale, New York Branch, as Issuing Bank and Agent."

          "'Funded Indebtedness' of any Person shall mean and include without duplication,

          (i) any obligation payable more than one year from the date of creation thereof, which under generally accepted accounting principles is shown on the balance sheet as a liability (including Capitalized Lease obligations but excluding reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute an obligation),

          (ii) indebtedness payable more than one year from the date of creation thereof which is secured by any Lien on, or payable out of the proceeds of production from, property owned by the Company or any Subsidiary, whether or not the indebtedness secured thereby shall have been assumed by the Company or such Subsidiary,

          (iii) contingent obligations in respect of letters of credit issued and not yet drawn upon,
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                                                                               4

          (iv) all Guaranties by such Person of Funded Indebtedness of others, PROVIDED that if the indebtedness so guaranteed is also included in consolidated Funded Indebtedness of such Person, the amount of such Guaranty shall not be included as additional Funded Indebtedness,

          (v) obligations under any contract providing for the making of loans, advances or capital contributions to any other Person, or for the purchase of any property from any Person, in each case in order to enable such Person primarily to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends or expenses,

          (vi) obligations under any contract for the purchase of materials, supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered,

          (vii) obligations under any Capitalized Lease or contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor,

          (viii) obligations under any contract for the sale or use of materials, supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services, or the use thereof, shall be subordinated to any indebtedness (of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services) owed or to be owed to any Person,

          (ix) obligations under any other contract which, in economic effect, is substantially equivalent to a guarantee, and

          (x) all capital stock of Subsidiaries of such Person which has a preference as to dividends or upon liquidation and which is not owned by such Person, either directly or through Subsidiaries of such Person, all as determined in accordance with generally accepted accounting principles. Notwithstanding anything herein to the contrary, 'FUNDED INDEBTEDNESS' of the Company or any Consolidated Subsidiary shall not include (i) Subordinated Funded Indebtedness, (ii) indebtedness outstanding under the working capital facility of the Credit Agreement in a principal amount not to exceed $2,000,000 or (iii) Practice Guaranties. 'CONSOLIDATED' when used as a prefix to any Funded Indebtedness shall mean the aggregate amount of all such Funded Indebtedness of the Company and its Consolidated Subsidiaries on a consolidated basis eliminating intercompany items."

          "'Superior Indebtedness' shall mean (i) all obligations, liabilities and indebtedness of the Obligors to the holders of the Senior Secured Notes in an aggregate principal amount not to exceed $56,500,000 arising under the Senior Secured Notes, the Note Purchase Agreements and this Indenture, (ii) all obligations, liabilities and indebtedness in an aggregate amount not to exceed $21,041,109.29 created or arising under certain industrial development bonds of the Company or its Subsidiaries and associated letters of credit and reimbursement obligations in connection therewith under the Credit Agreement (including extensions, renewals and refundings thereof without increase in the outstanding principal amount under such facility at such time), (iii) all obligations, liabilities and indebtedness outstanding under the Credit Agreement in an aggregate principal amount not to exceed $2,000,000 arising under the "Revolving Loan Commitment" provided in the Credit Agreement (including extensions, renewals and refundings thereof without increase in the outstanding principal amount under such facility at such time), (iv) all obligations, liabilities and indebtedness outstanding under the Credit Agreement arising under the "Term Loans" provided in the Credit Agreement in an aggregate principal amount not to exceed $20,100,000 (including extensions, renewals and refundings thereof without increase in the outstanding principal amount under such facility at such time), and (v) additional indebtedness incurred after the date of the Original Indenture in an aggregate principal amount not to exceed $25,000,000, PROVIDED that all proceeds of such additional indebtedness are used exclusively to finance the acquisition, construction or renovation of facilities owned or acquired by the Company or any Subsidiary. Interest accrued on the indebtedness described in the foregoing clauses (i), (ii), (iii), (iv) and (v) shall constitute "Superior Indebtedness" regardless of whether such interest accrues before or after the commencement of any bankruptcy, insolvency or receivership proceedings."

     Section 1.3. New Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein in the Indenture shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

          "'Fourth Supplemental Indenture' shall mean the Fourth Supplemental Trust Indenture dated as of September 15, 1995 between the Obligors and the Trustees."

     Section 2.  Amendments.

     Section 2.1. Amendment of (S) 3.17 of the Original Indenture. (S) 3.17 of the Original Indenture is hereby amended in its entirety as follows:

          "SECTION 3.17. FIXED CHARGE COVERAGE. The Company will, as of the end of each fiscal quarter, keep and maintain the ratio of (i) the sum of
     (A) Consolidated Cash Flow plus (B) Rentals to (ii) Fixed Charges for the most recent four fiscal quarters, at not less than (x) 1.5 to 1, in the case of any determination being made hereunder on or prior to December 31, 1995, (y) 1.75 to 1, in the case of any determination being made as of the end of the fiscal quarter ending March 31, 1996, and (z) 2.0 to 1, in the case of any determination being made hereunder at any time after March 31, 1996."


          Section 2.2.  Amendment of (S) 3.18 of the Original Indenture.  (S)
3.18 of the Original Indenture shall be amended as follows:

          (a) (S) 3.18(A)(2) of the Original Indenture is hereby amended in its entirety as follows:

               "(2) the Bank Debt, PROVIDED that during the twelve-month period prior to May 15, 1993, there shall have been a period of 45 consecutive days during which the Company and each of its Consolidated Subsidiaries shall have been free of all Indebtedness outstanding under the working capital facility of the Old Credit Agreement, FURTHER PROVIDED that during the twelve-month period immediately preceding the date of any determination hereunder occurring on or after May 15, 1994 and prior to September 15, 1995, there shall have been a period of 45 consecutive days during which the Company and each of its

          Consolidated Subsidiaries shall have been free of Indebtedness outstanding under the "Revolving Credit Loans" facility of the Credit Agreement in an amount equal to at least 75% of the "Revolving Credit Maximum Commitment Amount" (as such term is defined in the Credit Agreement as originally executed), and FURTHER PROVIDED that during the twelve-month period immediately preceding the date of any determination hereunder occurring on or after September 15, 1995, there shall have been a period of 30 consecutive days during which the Company and each of its Consolidated Subsidiaries shall have been free of Indebtedness outstanding under the "Revolving Credit Loans" facility of the Credit Agreement;"

          (b) (S) 3.18(A)(4) of the Original Indenture is hereby amended in its entirety as follows:

               "(4) Funded Indebtedness issued or incurred for the purpose of extending, renewing or refinancing (y) Funded Indebtedness outstanding as of the date of execution and delivery of the Fourth Supplemental Indenture and (z) that portion of the Bank Debt constituting Funded Indebtedness issued or incurred from time to time under the Credit Agreement, PROVIDED that in either case the principal amount of Funded Indebtedness extended, renewed or refinanced does not exceed the principal amount of such Funded Indebtedness outstanding immediately preceding such extension, renewal or refinancing;"

          (c) (S) 3.18(A)(7) of the Original Indenture is hereby amended in its entirety as follows:

               "(7) unsecured Current Indebtedness of the Company and its Consolidated Subsidiaries, PROVIDED that during the twelve-month period prior to May 15, 1993, there shall have been a period of 45 consecutive days during which the Company and each of its Consolidated Subsidiaries shall have been free of (x) all Indebtedness outstanding under the working capital facility of the Old Credit Agreement and (y) all other Current Indebtedness, PROVIDED FURTHER that during the twelve-month period immediately preceding the date of any determination hereunder occurring on or after May 15, 1994 and prior to September 15, 1995, there shall have been a period of 45 consecutive days during which the Company and each of its Consolidated Subsidiaries shall have been free of (x) Indebtedness outstanding under the "Revolving Credit Loans" facility of the Credit Agreement in an amount equal to at least 75% of the "Revolving Loan Maximum Commitment Amount" (as such term is defined in the Credit Agreement as originally executed) and (y) all other Current Indebtedness, and PROVIDED FURTHER that during the twelve-month period immediately preceding the date of any determination hereunder occurring on or after September 15, 1995, there shall have been a period of 30 consecutive days during which the Company and each of its Consolidated Subsidiaries shall have been free of (x) Indebtedness outstanding under the "Revolving Credit Loans" facility of the Credit Agreement and (y) all other Current Indebtedness;"

          (d) (S) 3.18(A)(15) of the Original Indenture is hereby amended in its entirety as follows:

               "(15) additional Current Indebtedness incurred under the "Revolving Credit Loans" facility of the Credit Agreement in an aggregate principal amount not to exceed $2,000,000, PROVIDED that, at the time of the issuance or incurrence thereof and after giving effect thereto and to the application of the proceeds thereof:

                    (i) Consolidated Funded Indebtedness shall not exceed the
               following percentages of Total Capitalization:

                                           PERCENTAGE
                                            OF TOTAL
                    PERIOD               CAPITALIZATION

          July 1, 1992 thru June 30, 1993       69%

          July 1, 1993 and thereafter           65%

                    (ii) the ratio of Consolidated Funded Indebtedness to
               Consolidated Cash Flow for the most recent four fiscal quarters shall not exceed 4.0 to 1;

                    (iii) the sum of Consolidated Cash Flow plus Rentals for the most recent four fiscal quarters shall be not less than 1.5 times proforma Consolidated Debt Service for the immediately succeeding four fiscal quarters; and

                    (iv) No Default or Event of Default shall have occurred and be continuing;

PROVIDED FURTHER that during the twelve-month period immediately preceding the date of any determination hereunder occurring on or after May 15, 1994 and prior to September 15, 1995, there shall have been a period of 45 consecutive days during which the Company and each of its Consolidated Subsidiaries shall have been free of (x) Indebtedness outstanding under the "Revolving Credit Loans" facility of the Credit Agreement in an amount equal to at least 75% of the "Revolving Credit Maximum Commitment Amount" (as such term is defined in the Credit Agreement as originally executed) and (y) all other Current Indebtedness, and PROVIDED FURTHER that during the twelve-month period immediately preceding the date of any determination hereunder occurring on or after September 15, 1995, there shall have been a period of 30 consecutive days during which the Company and each of its Consolidated Subsidiaries shall have been free of (x) Indebtedness outstanding under the "Revolving Credit Loans" facility of the Credit Agreement and (y) all other Current Indebtedness."

     Section 3.  Miscellaneous.

          Section 3.1. Applicability of the Original Indenture. The provisions of the Original Indenture, as supplemented and amended by this Supplement, are hereby ratified, approved and confirmed and remain in full force and effect. This Supplement shall be construed as having been authorized, executed and delivered under the provisions of (S) 8.2 of the Indenture.

          Section 3.2. Counterparts. This Supplement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 3.3. No Legend Required. Any and all notices, requests, certificates and any other instruments, including the Notes may refer to the Indenture or the Trust Indenture dated as of March 31, 1990, without making specific reference to this Supplement, but nevertheless all such references shall be deemed to include this Supplement unless the context shall otherwise require.

          Section 3.4. No Responsibility of Trustees for Recitals. The recitals and statements contained in this Supplement shall be taken as the recitals and statements of the Obligors, and the Trustees assume no responsibility for the correctness of the same.

          Section 3.5. Consent of Lenders to Supplement. The Company represents and covenants that it has obtained the written consent of the Requisite Lenders (as defined in the Credit Agreement) to its execution of this Supplement.

          Section 3.6. Furnishing of Documents. The Company will within 10 business days after the date of the closing of the Second Amendment dated as of September 15, 1995 (the "Bank Amendment") to the Credit Agreement (as defined in the Indenture), furnish to each holder of the Notes, the Trustee and Chapman and Cutler (a) fully executed counterparts of this Supplement and (b) the Bank Amendment.

          Section 3.7. Payment of Special Counsel Fees. The Company will pay within 30 days after receipt of a statement therefor, the reasonable fees and disbursements of Chapman and Cutler as special counsel to the Noteholders in connection with the execution and delivery of this Supplement.

          Section 3.8. Payment of Administrative Fee. The Company has paid to the Trustee for the ratable benefit of the Holders of the Senior Notes an administrative fee in the aggregate amount of $60,000.


                            *          *          *

          IN WITNESS WHEREOF, each Obligor has caused this Supplement to be executed on its behalf by its President or Vice President and Vice President or Secretary or Assistant Secretary; and NationsBank of Georgia, National Association has caused this Supplement to be executed on its behalf by one of its Corporate Trust Officers and attested by one of its Assistant Secretaries and Elizabeth Talley has hereunto set her hand, all as of the date first above written.

                              RAMSAY HEALTH CARE, INC.


                              By /S/ Reynold J. Jennings
                                ____________________________
                                Name:  Reynold J. Jennings
                                Title: President
ATTEST:

/S/ Daniel A. Sims
_________________________
Name:  Daniel A. Sims
Title: Assistant Secretary

                              BOUNTIFUL PSYCHIATRIC
                              HOSPITAL, INC.


                              By /S/ Reynold J. Jennings
                                ____________________________
                                Name:  Reynold J. Jennings
                                Title: President
ATTEST:

/S/ Daniel A. Sims
_________________________
Name:  Daniel A. Sims
Title: Assistant Secretary

                              CUMBERLAND MENTAL HEALTH, INC.


                              By /S/ Reynold J. Jennings
                                ____________________________
                                Name:  Reynold J. Jennings
                                Title: President
ATTEST:

/S/ Daniel A. Sims
_________________________
Name:  Daniel A. Sims
Title: Assistant Secretary

                              EAST CAROLINA PSYCHIATRIC
                              SERVICES CORPORATION


                              By /S/ Reynold J. Jennings
                                ____________________________
                                Name:  Reynold J. Jennings
                                Title: President
ATTEST:

/S/ Daniel A. Sims
_________________________
Name:  Daniel A. Sims
Title: Assistant Secretary

                              HAVENWYCK HOSPITAL, INC.


                              By /S/ Reynold J. Jennings
                                ____________________________
                                Name:  Reynold J. Jennings
                                Title: President
ATTEST:

/S/ Daniel A. Sims
_________________________
Name:  Daniel A. Sims
Title: Assistant Secretary

                              MESA PSYCHIATRIC HOSPITAL, INC.


                              By /S/ Reynold J. Jennings
                                ____________________________
                                Name:  Reynold J. Jennings
                                Title: President
ATTEST:

/S/ Daniel A. Sims
_________________________
Name:  Daniel A. Sims
Title: Assistant Secretary

                              PSYCHIATRIC INSTITUTE OF
                              WEST VIRGINIA, INC.


                              By /S/ Reynold J. Jennings
                                ____________________________
                                Name:  Reynold J. Jennings
                                Title: President
ATTEST:

/S/ Daniel A. Sims
______________________
Name:  Daniel A. Sims
Title: Assistant Secretary

                              NATIONSBANK OF GEORGIA,
                              NATIONAL ASSOCIATION,
                              As Corporate Trustee


(SEAL)                        By /S/ Elizabeth T. Talley
                                ____________________________
                                Name:  Elizabeth T. Talley
                                Title: Asst. Vice President

ATTEST:

/S/ Sabrina Fuller
_________________________
Name:  Sabrina Fuller
Title: Trust Officer


                               /S/ Elizabeth T. Talley
                              ______________________________
                                    Elizabeth T. Talley,
                                    As Individual Trustee